UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) June 11, 2014

TILLY’S, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-35535	45-2164791
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

10 Whatney

Irvine, California 92618

(Address of Principal Executive Offices) (Zip Code)

(949) 609-5599

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the 2014 annual meeting of stockholders (the “Annual Meeting”) of Tilly’s, Inc. (the “Company”), the Company’s stockholders approved the Amended and Restated Tilly’s 2012 Equity and Incentive Award Plan (the “Amended Plan”), which (i) increases the aggregate number of shares reserved for issuance thereunder by 1,500,000 shares, from 2,913,900 shares to a total of 4,413,900 shares; and (ii) adds operating income and comparable store sales growth as additional performance goals that may be used in connection with performance-based awards granted under the Amended Plan. In addition, the stockholders’ approval of the Amended Plan satisfies the stockholder approval requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended. A copy of the Amended Plan was attached as Appendix A to the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on May 1, 2014 (the “Proxy Statement”), the terms and conditions of which are incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s stockholders voted on three proposals, as described below. Each of the three proposals were described in detail in the Proxy Statement. The vote totals noted below are final voting results from the Annual Meeting.

Proposal 1

The Company’s stockholders elected the following six directors for a term of office expiring at the Company’s 2015 annual meeting of stockholders and until their successors are duly elected and qualified. There were no abstentions for Proposal 1.

Name	Votes For	Votes Withheld	Broker Non-Votes
Hezy Shaked	174,339,386	1,029,780	1,215,137
Doug Collier	174,409,410	959,756	1,215,137
Daniel Griesemer	174,442,999	926,167	1,215,137
Seth Johnson	174,411,010	958,156	1,215,137
Janet Kerr	173,342,852	2,026,314	1,215,137
Bernard Zeichner	174,454,777	914,389	1,215,137

Proposal 2

The Company’s stockholders approved the Amended Plan referred to in Item 5.02 above, as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
173,350,101	1,412,743	606,322	1,215,137

Proposal 3

The Company’s stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2015, as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
175,865,454	38,045	680,804	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TILLY’S, INC.

Date: June 17, 2014	By:	/s/ Christopher M. Lal
	Name:	Christopher M. Lal
	Title:	Vice President, General Counsel and Secretary